UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 7, 2015, StoneMor Partners L.P. (the “Partnership”), StoneMor GP LLC, the general partner of the Partnership, and StoneMor Operating LLC (the “Operating Company”), a wholly owned subsidiary of the Partnership, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as representative of the underwriters named in the Underwriting Agreement (the “Underwriters”).

The Underwriting Agreement provides for the issuance and sale by the Partnership of 2,100,000 common units representing limited partner interests in the Partnership (“Common Units”) in an underwritten public offering (the “Units Offering”) at a price to the public of $29.63 per Common Unit. The Partnership has also granted the Underwriters a 30-day option to purchase up to 315,000 additional Common Units to cover over-allotments, which the Underwriters exercised in full on July 8, 2015.

Raymond James & Associates, Inc. is an affiliate of one of the lenders under the Partnership’s Fourth Amended and Restated Credit Agreement, dated as of December 19, 2014, which will receive a portion of the proceeds of the Units Offering.

The Partnership’s sale of the Common Units in the Units Offering was registered under the Securities Act of 1933, as amended, pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-192670).

The Partnership expects that the Units Offering, including the Common Units sold pursuant to the Underwriters’ exercise of the option to purchase additional Common Units, will close on July 10, 2015, subject to customary closing conditions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 7, 2015, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor Operating LLC, and Raymond James & Associates, Inc., as representative of the underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consents of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/ James M. Pippis
Name:	James M. Pippis
Title:	Interim Chief Financial Officer

Date: July 10, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 7, 2015, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor Operating LLC, and Raymond James & Associates, Inc., as representative of the underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consents of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).